UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 13a-11 of the Securities Exchange Act of 1934

For the Period Ended: April 3, 2005

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: July 2, 2004)

(Filing Date of this Report: July 10, 2007)

CARTOON ACQUISITION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50411	20-0269287
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
c/o Hudson Companies Group Operations
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-6914
(Registrant’s Telephone Number Including Area Code)
Telecopier (585) 495-6914

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K Current Report for Period Ended April 3, 2005, Page 1 of 6

INTRODUCTORY EXPLANATION.

     This is a current report filed on Form 8-K dated April 3, 2005 (the "Report") by Cartoon Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware (the "Registrant"), with the U. S. Securities and Exchange Commission (the "Commission"), and is intended to provide adequate disclosure relating to the dismissal of Liebman, Goldberg & Drogin LLP, of Garden City, New York, as the Registrant's principal certifying accountant.

     With the exception of the contents of any section, item, or exhibit to the contrary indicated, the Registrant considers the remaining information in this Report to be "filed" pursuant to Section 18 of the Securities Exchange Act of 1934.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANT.

     On or about July 2, 2004, the Registrant effected a corporate action as the result of a written consent by its then principal shareholder and sole director in lieu of a meeting; whereby, it elected Liebman, Goldberg & Drogin LLP, of Garden City, New York, to serve as the Registrant's principal certifying accountant. (On July 8, 2004, the Registrant previously reported Liebman Goldberg's engagement, which became effective on July 2, 2004.)

     On January 25, 2005, a change in control of the Registrant occurred. (That change in control was previously reported to the Commission.) Following that change in control, the Registrant's newly-elected Board of Directors determined the Registrant was delinquent in its reporting obligations under Section 13(a) of the Securities Exchange Act of 1934. In order to remedy these delinquencies, the Registrant's Board of Directors determined that it must nominate, engage, and appoint a new individual or firm to serve as its principal certifying accountant.

     Following a review of the Registrant's books and records in this regard, the Registrant's newly elected President reported to the Board that the most recently prepared, no, the only, statements of financial condition from the Registrant's date of inception to then that date, were prepared by a Beachwood, Ohio firm named Berger Apple & Associates, Ltd. Moreover, at that time, no record of any transaction was contained in the Registrant's books and records that mentioned the Registrant's retainer of any other accounting firm. However, following that preliminary review in the day, the Registrant's President noticed that the Registrant reported the nomination, engagement, and appointment of Liebman Goldberg to serve as the Registrant's principal certifying accountant on July 2, 2004. The Registrant's President then contacted the Registrant's former sole officer and sole director to confer on this matter, during which telephone call, the Registrant's former sole officer and sole director informed then the Registrant's current President that, while Liebman Goldberg was nominated and appointed, it was never engaged and at no time did it prepare any statements of financial condition, or any notes thereto, from either a compilation, review, or audit standpoint.

     Based on that information, the Registrant's Board of Directors determined that Liebman Goldberg was never actively employed by the Registrant and, accordingly, reported the Registrant's position as such in various periodic and annual reports for each respective period.

Form 8-K Current Report for Period Ended April 3, 2005, Page 2 of 6

     To aid the Commission and the public in their respective further reviews of this matter, the Registrant is furnishing the following table, which sets forth all of the Registrant's reports to-date that mention Liebman Goldberg, as follows:

Page
Description of Entry		Report Accession No.	No.

Form 8-K Current Report
July 2, 2004
Item 4(b).	New Independent
Auditors.		0000950152-04-005227	2

Form 10-QSB
September 30, 2004
Item 4. Submission of Matters to a
Vote of Security Holders.			14, 15,
Item 5. Other Information.		0001294447-05-000015	16

(First Amended) Form 10-QSB
September 30, 2004
Item 4. Submission of Matters to a
Vote of Security Holders.
Item 5. Other Information.			14, 15,
		0001294447-06-000004	16
Form 10-KSB Quarterly Report
December 31, 2004
Item 4.1. Information Required by
Items of Schedule 14A.
Item 5. Changes in Registrant's
Certifying Accountant.
Notes to Financial Statements.		0001294447-06-000004	6, 16

Form 10-QSB Quarterly Report
June 30, 2005
Item 4.1. Information Required by
Items of Schedule 14A.
Item 5. Changes in Registrant's			21, 22,
Certifying Accountant.		0001294447-06-000012	33, 34

(First Amended) Form 10-QSB
Quarterly Report June 30, 2005
Item 4.1. Information Required by
Items of Schedule 14A.
Item 5. Changes in Registrant's			21, 22,
Certifying Accountant.		0001294447-06-000014	33, 34

Form 8-K Current Report for Period Ended April 3, 2005, Page 3 of 6

Form 8-K Current	Report dated
June 12, 2007
Exhibit 99.2
Section 3.A.
Engagement and	Dismissal of		11, 12,
Liebman, Goldberg		0001351458-07-000015	13

     On September 18, 2006, the Registrant received a comment letter from the Commission, the existence of which was previously reported to the public. As the result of certain discussions between the Registrant's President and the Commission, subsequent to the Registrant's receipt of that comment letter, the Registrant learned that it (unintentionally) failed to file a current report on Form 8-K to disclose the dismissal of Liebman Goldberg. (The Registrant's principal objectives of late (meaning, of late in contrast to the filing date of this Report, not the date of this Report) have been to file its delinquent reports and to pursue the plan of development most recently adopted by its Board of Directors. While the Commission did not formally request the Registrant to address the Liebman Goldberg issue, the Registrant did have an obligation to report the status of Liebman Goldberg's departure, and, as such, the Registrant is disclosing this event herein.)

     To continue with the Registrant's explanations required by Item 4.01 of Form 8-K and the applicable sections of Item 304 of Regulation S-B (17 CFR 228.304(a)(1) and 17 CFR 228.304(a)(3)):

     The Registrant has no basis on which to agree, to disagree, or to offer its comments in regard to the remaining provisions enumerated in Item 304 of Regulation S-B because Liebman Goldberg never prepared, reviewed, or audited any of the Registrant's statements of financial condition, and, Liebman Goldberg was never compensated by the Registrant.

     Because Liebman Goldberg did not perform any work or services for the Registrant, and, because the Registrant nominated, engaged, and appointed its present principal certifying accountant, Michael T. Studer, C. P. A., P. C., of Freeport, New York, on April 4, 2005, the Registrant fixed the date of Liebman Goldberg's dismissal at April 3, 2005, the date of this Report.

     Item 304(a)(3) of Regulation S-B requires the Registrant to notify Liebman Goldberg of the statements that it is making in this Report. The Registrant mailed a letter to Liebman Goldberg with a copy of this Report on the filing date of this Report. (The readers hereof may view the Registrant's remarks to Liebman Goldberg in this regard by examining a facsimile of that letter, which is annexed as Exhibit 16.1 hereof.)

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits.

      The following exhibits are deemed "filed" by the Registrant.

     Unless to the contrary indicated elsewhere in this Report, each of the following exhibits is made a part of this Report by its annexation hereto:

Form 8-K Current Report for Period Ended April 3, 2005, Page 4 of 6

Exhibit No.	Description of Exhibit
16.1	(Facsimile of) Letter to Liebman, Goldberg & Drogin, LLP dated July 9,
2007 (Required by Item 304(a)(3) of Regulation S-B)
99.1	(Facsimile of) Certificate of Mailing dated July 9, 2007

FURTHER UNDERTAKINGS.

     The Registrant, for the events that occurred for the period stated hereon, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report for the period in question, and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Registrant on a date beyond the date of this Report.

AVAILABLE INFORMATION.

     The Registrant is subject to the reporting requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file quarterly, periodic, annual, and transitional reports, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by U. S. Federal securities rules and regulations. The public may view, read, or make copies of all the Registrant's existing reports, proxy statements, and other documents filed with the Commission at the Commission's Public Reference Room, which is located at 100 F Street, Northeast, Washington, D. C. 20549. Copies of said materials may also be obtained at from the Commission's Web site, the address of which is http://www.sec.gov, or by telephoning the Commission at 1-800-SEC-0330.

     The Registrant shall permit its shareholders to ask questions of, and receive answers from, the Registrant concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense. The Registrant requests that its shareholders contact it by mail, to its mailing address, which is listed on the cover of this Report. As of the date of this Report, the Registrant does not operate a website.

Notice: Intentional Misstatements or Omissions of Fact Constitute (U. S.) Federal criminal violations under 18 U. S. C. 1001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Form 8-K Current Report for Period Ended April 3, 2005, Page 5 of 6

DATED: July 9, 2007
By Order of the Board of Directors of Cartoon Acquisition, Inc., the Registrant:

This Report Does Not Require Certifications by the Registrant's Principal Executive Officer and Principal Financial Officer.

Form 8-K Current Report for Period Ended April 3, 2005, Page 6 of 6